UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 22, 2008



                           GULF COAST OIL & GAS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                           000-32747            98-0128688
(State or Other Jurisdiction of          (Commission          (IRS Employer
Incorporation or Organization)           File Number)       Identification No.)

                5847 San Felipe, Suite 1700, Houston, Texas        77057
                -------------------------------------------        -----
               (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (713) 589-4620
                                                          --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 22, 2008, Gulf Coast Oil & Gas, Inc. ("we" or the "Company") entered into Forbearance Agreements dated July 15, 2008 with YA Global Investments, L.P., f/k/a Cornell Capital Partners, L.P. ("YA"), Certain Wealth, Ltd. ("Certain Wealth"), and TAIB Bank, B.S.C. (c) ("TAIB") (collectively, the "Holders"), pursuant to which the Holders agreed to forbear from exercising certain of their rights and remedies under certain transaction documents (collectively, the "Transaction Documents") whereby the Company issued the Holders secured convertible debentures in the total principal amount of $2,000,000 (collectively, the "Debentures").

Under the Forbearance Agreements, we acknowledged, confirmed and agreed that as of June 1, 2008, the Company is indebted to YA under the Debentures and Transaction Documents in the outstanding principal amount of $403,454.13 plus accrued and unpaid interest of $170,306.75. We are indebted to Certain Wealth under the Debentures and Transaction Documents in the outstanding principal amount of $207,383 plus accrued and unpaid interest of $32,180.29 and we are indebted to TAIB under the Debentures and Transaction Documents in the outstanding principal amount of $187,165 plus accrued and unpaid interest of $31,146.50. We also acknowledged and agreed that the Company breached certain terms of the Transaction Documents (the "Existing Defaults"), that the Existing Defaults have occurred and are continuing, and each constitutes an Event of Default and entitles the Holders to exercise their rights and remedies under the Transaction Documents, applicable law or otherwise.

Pursuant to the terms of the Forbearance Agreement with YA, the Company amended five (5) warrants issued to YA dated February 1, 2006 (the "YA Warrants") reducing the Exercise Price (as defined in the YA Warrants) to $0.001 and extending the Expiration Date (as defined in the YA Warrants) to a date seven
(7) years from the Issuance Date (as defined in the YA Warrants). We also issued to YA five (5) new warrants, exercisable for a period of seven (7) years from the date of issuance, to purchase a total of 12,316,666 shares of our common stock at the following exercise prices: 2,500,000 at $0.01 per share, 2,333,333 at $0.015 per share, 2,250,000 at $0.02 per share, 2,400,000 at $0.025 per share, and 2,833,333 at $0.03 per share.

Pursuant to the terms of the Forbearance Agreement with Certain Wealth, the Company issued to Certain Wealth five (5) warrants, exercisable for a period of seven (7) years from the date of issuance, to purchase a total of 6,158,332 shares of our common stock at the following exercise prices: 1,250,000 at $0.01 per share, 1,166,667 at $0.015 per share, 1,125,000 at $0.02 per share,
1,200,000 at $0.025 per share, and 1,416,665 at $0.03 per share.

Pursuant to the terms of the Forbearance Agreement with TAIB, the Company issued to TAIB five (5) warrants, exercisable for a period of seven (7) years from the date of issuance, to purchase a total of 6,158,332 shares of our common stock at the following exercise prices: 1,250,000 at $0.01 per share, 1,166,666 at $0.015 per share, 1,125,000 at $0.02 per share, 1,200,000 at $0.025 per share, and
1,416,666 at $0.03 per share.

In addition, we amended the Debentures to a) increase the interest rate from ten percent (10%) to eighteen percent (18%) per annum effective June 1, 2008, and b) set the Conversion Price (as defined in the Debentures) as the Fixed Conversion Price (as defined in the Debentures) or an amount equal to seventy five percent (75%) of the lowest volume weighted average price of our common stock as quoted by Bloomberg, LP during the ten (10) trading days immediately preceding the date of conversion. We also agreed that the Company will take the necessary steps with the Nevada Secretary of State and the U.S. Securities and Exchange Commission to increase its authorized shares of common stock to fifteen billion (15,000,000,000) with no par value per share.

Issuance of the securities sold was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were sold to an accredited investor in a private transaction without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.

The foregoing description of the terms of Forbearance Agreements and related documents is qualified in its entirety by the provisions of the actual documents filed as exhibits hereto.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS



ITEM 9.01         EXHIBITS




10.1             Forbearance Agreement dated July 15, 2008 between Gulf Coast Oil & Gas, Inc. and YA             (1)
                 Global Investments, L.P. (Schedules Omitted)

10.2             Amendment No. 1 to Warrant No. CCP-001                                                          (1)

10.3             Amendment No. 1 to Warrant No. CCP-002                                                          (1)

10.4             Amendment No. 1 to Warrant No. CCP-003                                                          (1)

10.5             Amendment No. 1 to Warrant No. CCP-004                                                          (1)

10.6             Amendment No. 1 to Warrant No. CCP-005                                                          (1)

10.7             Amendment No. 1 to Secured Convertible Debenture No. CCP-1                                      (1)

10.8             Amendment No. 1 to Secured Convertible Debenture No. CCP-2                                      (1)

                                       3


10.9             Warrant to Purchase up to 2,500,000 Shares of GCOG Common Stock issued to YA Global             (1)
                 Investments, L.P.

10.10            Warrant to Purchase up to 2,333,333 Shares of GCOG Common Stock issued to YA Global             (1)
                 Investments, L.P.

10.11            Warrant to Purchase up to 2,250,000 Shares of GCOG Common Stock issued to YA Global             (1)
                 Investments, L.P.

10.12            Warrant to Purchase up to 2,400,000 Shares of GCOG Common Stock issued to YA Global             (1)
                 Investments, L.P.

10.13            Warrant to Purchase up to 2,833,333 Shares of GCOG Common Stock issued to YA Global             (1)
                 Investments, L.P.

10.14            Forbearance Agreement dated July 15, 2008 between Gulf Coast Oil & Gas, Inc. and                (1)
                 Certain Wealth, Ltd. (Schedules Omitted)

10.15            Amendment No. 1 to Secured Convertible Debenture No. CW-1                                       (1)

10.16            Amendment No. 1 to Secured Convertible Debenture No. CW-2                                       (1)

10.17            Warrant to Purchase up to 1,250,000 Shares of GCOG Common Stock issued to Certain               (1)
                 Wealth, Ltd.

10.18            Warrant to Purchase up to 1,166,667 Shares of GCOG Common Stock issued to Certain               (1)
                 Wealth, Ltd.

10.19            Warrant to Purchase up to 1,125,000 Shares of GCOG Common Stock issued to Certain               (1)
                 Wealth, Ltd.

10.20            Warrant to Purchase up to 1,200,000 Shares of GCOG Common Stock issued to Certain               (1)
                 Wealth, Ltd.

10.21            Warrant to Purchase up to 1,416,665 Shares of GCOG Common Stock issued to Certain               (1)
                 Wealth, Ltd.

10.22            Forbearance Agreement dated July 15, 2008 between Gulf Coast Oil & Gas, Inc. and TAIB           (1)
                 Bank, B.S.C.(c) (Schedules Omitted)

10.23            Amendment No. 1 to Secured Convertible Debenture No. TAIB-1                                     (1)

10.24            Amendment No. 1 to Secured Convertible Debenture No. TAIB-2                                     (1)

10.25            Warrant to Purchase up to 1,250,000 Shares of GCOG Common Stock issued to TAIB Bank,            (1)
                 B.S.C.(c)

                                       4


10.26            Warrant to Purchase up to 1,166,666 Shares of GCOG Common Stock issued to TAIB Bank,            (1)
                 B.S.C.(c)

10.27            Warrant to Purchase up to 1,125,000 Shares of GCOG Common Stock issued to TAIB Bank,            (1)
                 B.S.C.(c)

10.28            Warrant to Purchase up to 1,200,000 Shares of GCOG Common Stock issued to TAIB Bank,            (1)
                 B.S.C.(c)

10.29            Warrant to Purchase up to 1,416,666 Shares of GCOG Common Stock issued to TAIB Bank,            (1)
                 B.S.C.(c)

(1) Exhibit filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 25, 2008

                                           GULF COAST OIL & GAS, INC.
                                           (Registrant)


                                           By:        /s/ Rahim Rayani
                                               ---------------------------------
                                                    Rahim Rayani
                                                    President and
                                                    Chief Executive Officer

                                       6